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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2006


                               BCSB BANKCORP, INC.
               --------------------------------------------------
               (Exact Name Of Registrant As Specified In Charter)


         UNITED STATES              0-24589                 52-2108333
----------------------------      --------------        ------------------
(State Or Other Jurisdiction      (Commission           (IRS Employer
Of Incorporation)                 File Number)          Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND          21236
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(Address Of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         (b) David M. Meadows, who currently is serving as President and Chief Executive Officer of BCSB Bankcorp, Inc. (the "Company") and its wholly owned subsidiary, Baltimore County Savings Bank, FSB (the "Bank") on an interim basis, will relinquish those positions and has been appointed as Executive Vice President and General Counsel of the Company and the Bank effective with the appointment of Joseph J. Bouffard as President and Chief Executive Officer of the Company and the Bank on or about December 4, 2006 as described below.

         (c) On October 30, 2006, the Company announced that Joseph J. Bouffard has been selected as the new President and Chief Executive Officer of the Company and the Bank. Mr. Bouffard will assume these positions effective on or about December 4, 2006. At that time, Mr. Bouffard also will be named as President and Chief Executive Officer of Baltimore County Savings Bank, M.H.C., and will be appointed to the Boards of Directors of all three entities.

         Joseph J. Bouffard, age 56, served as President and Chief Executive Officer of Patapsco Bancorp, Inc. and The Patapsco Bank until October 30, 2006. He joined The Patapsco Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer and became President and Chief Executive Officer of Patapsco Bancorp, Inc. upon the formation of that company in 1996. Previously, Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Maryland Financial Bank and a former Board member of the Dundalk Community College Foundation and the Maryland Bankers Association. He is also a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association, Treasurer of the Neighborhood Housing Services of Baltimore and a charter member and Treasurer of the Towson Towne Rotary Club.

         For further information, see the Company's press release dated October 30, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Not applicable.

     (d)    The following exhibit is filed herewith:

            Exhibit 99.1  Press Release dated October 30, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BCSB BANKCORP, INC.



Date:  November 1, 2006                 By: /s/ David M. Meadows
                                            ------------------------------------
                                            David M. Meadows
                                            Acting President and Secretary